UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2008

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Commercial Street Box 130 Atchison, Kansas	66002
(Address of principal executive offices)	(Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                                                (b)   On March 5, 2008, Ladd Seaberg advised the Board of Directors that he had determined to accelerate his retirement date as chief executive officer and was stepping down from that position immediately.  He will remain employed by the Company and continue to serve as  Chairman of the Board.  The Board has appointed Timothy Newkirk, who was serving as President and chief operating officer, to succeed Mr. Seaberg as chief executive officer.

                                                (e)   In connection with Mr. Seaberg’s resignation and Mr. Newkirk’s appointment as chief executive officer, the Board of Directors adjusted  Mr. Seaberg’s base salary for the remainder of the fiscal year to $236,750 on an annualized basis  and  increased  Mr. Newkirk’s base salary for the remainder of the fiscal year to $320,000 on an annualized basis.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                                                (a)  On March 6, 2008, the Board of Directors amended the Company’s bylaws to effect a change in the fiscal year.  The change will affect the current fiscal year, which was to have expired on June 29, 2008.  As a result of the change, the current fiscal year and each subsequent fiscal year will end on June 30. To effect the change, Section 11.2 of the Bylaws has been amended to provide as follows.

                                                “Section 11.2. Fiscal Year.  The fiscal year of the Corporation shall end on the 30th day of June in each year, commencing June 30, 2008.  The fiscal year ending June 30, 2008 commenced on July 2, 2007; each subsequent fiscal year shall commence on July 1.

Item 7.01.  Regulation FD Disclosure.

                                                On March 6, 2008, the Company issued a press release announcing the dividend referred to in item 8.01.  The press release is furnished under Item 9.01 and incorporated herein by reference.

Item 8.01.  Other Events.

                                                On March 6, 2008, the Board of Directors declared a dividend of $0.10 a share on its outstanding shares of common stock.  The record date of the dividend is March 31, 2008 and the payment date is April 14, 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 6, 2008 announcing dividend, furnished solely for the purpose of incorporation by reference into item 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: March 6, 2008	By:	/s/ Timothy W. Newkirk
Timothy W. Newkirk
President and Chief Executive Officer